UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 27, 2005




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



     Delaware                    1-9566                 95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,             90401-1490
  -------------------------------------------------             ----------
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of December 31, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

          99.0   Monthly Financial Data as of December 31, 2004 (Unconsolidated)

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: January 27, 2005                     By:/s/ Douglas J. Goddard
                                               ----------------------
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS
Item                                                                 Page

99.0    Monthly Financial Information as of December 31, 2004         4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                 As of, for      As of, for       As of,         As of, for      As of, for
                                  the month      the month       for the           the 12          the 12
                                    ended          ended       month ended      months ended    months ended
                                December 31,   November 30,   December 31,       December 31,    December 31,
                                     2004           2004           2003            2004             2003
                                     ----           ----           ----            ----             ----
Cash and investment           $      318,929  $     295,728  $     170,729  $       318,929  $       170,729
securities
Total assets                  $    7,468,983      7,079,368  $   4,819,457  $     7,468,983  $     4,819,457

LOANS:
Total mortgage-backed         $       97,059        100,334  $     135,176  $        97,059  $       135,176
securities
Total loans, net              $    6,837,945      6,480,428  $   4,374,112  $     6,837,945  $     4,374,112

Loans originated/purchased:
  Single family loans         $      452,955        363,885  $     184,279  $     3,095,010  $     1,712,584
  Multi-family loans                  37,184         94,235         31,922          647,326          470,426
  Commercial real estate
    loans                             14,228          9,750          1,050           66,010           35,237
  Other                                1,146          6,540          8,955           72,463           57,283
                                 ------------   ------------    -----------    -------------    -------------
                              $      505,513  $     474,410  $     226,206  $     3,880,809  $     2,275,530
                                 ============   ============    ===========    =============    =============

Percentage of ARMs                      100%           100%            96%              99%              77%
originated:

Loan repayments:
  Single family loans         $      104,414         69,037  $      60,653  $       947,747  $       948,505
  Multi-family and
    commercial real estate
    loans                             43,452         32,847         41,948          459,201          682,457
  Other                                3,751          2,117          4,113           42,896           54,163
                                 ------------   ------------    -----------    -------------    -------------
                              $      151,617  $     104,001  $     106,714  $     1,449,844  $     1,685,125
                                 ============   ============    ===========    =============    =============

Loans sold                    $          --   $          --  $       1,059  $            --  $        86,070

Average rate on loans
   originated/purchased                4.69%          4.62%          4.66%            4.51%            4.87%
Percentage of portfolio in
   adjustable rate loans              91.44%         90.74%         79.03%           91.44%           79.03%
Non-performing assets
   to total assets                     0.07%          0.02%          0.10%            0.07%            0.10%

BORROWINGS:
Federal Home Loan Bank
   Advances                   $    3,004,600  $   2,735,600  $   1,694,000  $     3,004,000  $     1,694,000
Reverse repurchase
   agreements                 $      187,000  $     192,000  $     122,622  $       187,000  $       122,622

DEPOSITS:
Retail deposits               $    2,505,568  $   2,540,976  $   2,505,892  $     2,505,568  $     2,505,892
Wholesale deposits                 1,279,327      1,109,000         51,534        1,279,327           51,534
                                 ------------   ------------    -----------    -------------    -------------
                              $    3,784,895  $   3,649,976  $   2,557,426  $     3,784,895  $     2,557,426
                                 ============   ============    ===========    =============    =============
Net increase (decrease)       $      134,919  $     211,367  $      (7,242) $     1,227,469 $         12,393

AVERAGE INTEREST RATES:
Yield on loans                         4.58%          4.62%          5.01%            4.68%            5.49%
Yield on investments                   3.45%          3.12%          2.19%            2.79%            2.20%
Yield on earning assets                4.54%          4.55%          4.96%            4.59%            5.40%
Cost of deposits                       1.73%          1.62%          1.31%            1.42%            1.55%
Cost of borrowings                     2.56%          2.51%          2.88%            2.53%            3.21%
Cost of money                          2.09%          2.01%          1.93%            1.91%            2.18%
Earnings spread                        2.45%          2.54%          3.03%            2.68%            3.22%
Effective net spread                   2.52%          2.62%          3.15%            2.78%            3.35%




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